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EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the year ended November 27, 2004 of Novamerican Steel Inc. on Form 20-F of our reports dated December 17, 2004, accompanying the Consolidated Financial Statements and Schedule II of the Company appearing in this Annual Report.

        We also consent to the reference to us under the heading "Item 3 Key Information—Selected Financial Data" in such Annual Report.

        We also consent to the incorporation of our reports by reference to Novamerican Steel Inc.'s Registration Statement on Form S-8 (File No. 333-7688)

Chartered Accountants

Montréal, Canada
February 23, 2005

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EXHIBIT 10.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM